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                                                                    EXHIBIT 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

        We hereby consent to incorporation by reference in this Registration Statement on Form S-8 of our report dated March 13, 1997 which appears on page F-2 of the Registration Statement on Form S-1 (No. 333-18459) of ONSALE, Inc.


                                        PRICE WATERHOUSE LLP


San Jose, California
April 17, 1997